GENERAL	3 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Nature of Operations [Text Block]

NOTE 2 - GENERAL

a.	The Company was incorporated in the state of Nevada on July 17, 2007 and was in the business of developing and promoting automotive internet sites. During the second quarter of 2010 the management of the Company decided to change its business focus to that of Greenhouse Gas (GHG) emission reduction, .The Company seek to generate revenue through sales of carbon credits, energy generation, project development and sale of byproducts.

The Company offers potential partners (owners of: landfills, coal mines, fertilizer factories, etc) a kind of turnkey operation in dealing with the emission reduction. The Company service consists of: executing the process needed in order to make the project eligible for carbon credits, choosing the most suitable technology to be applied, arranging for the financing, constructing and managing the project for its life. We operate primarily in countries from the former Soviet Union, China and the USA.

On September 16, 2011, we signed a securities purchase agreement with Asher Enterprises, Inc., a Delaware corporation with a head office in New York (“Asher”), pursuant to which Asher purchased an aggregate amount of U.S. $45,000 of our 8% convertible notes (the “Notes”). The Notes are convertible into shares of common stock of the Company from time to time, and at any time, beginning March 14, 2012 and ending, absent any condition of default, on June 14, 2012, subject to the limitations and conditions set forth in the Notes. The Company has the right to prepay the Note under the certain conditions for 180 days following the issue date. On November 21, 2011 Asher purchased additional Note for an aggregate amount of U.S. $32,500 of our 8% convertible notes.